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                              Janus Adviser Series
                         Janus Adviser Long/Short Fund
                        Supplement dated March 24, 2008
                      to Currently Effective Prospectuses

Effective March 25, 2008, Janus Adviser Long/Short Fund (the "Fund") is closed to new investors. Current investors may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless you meet the criteria outlined below. Please contact your financial intermediary for further details.

Accordingly, the following information supplements the "SHAREHOLDER'S GUIDE" section of the Prospectus:

  JANUS ADVISER LONG/SHORT FUND -- CLOSED FUND POLICIES

    The Fund has limited sales of its Shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase Shares of the Fund. You may be required to demonstrate eligibility to purchase Shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its Shares at some future date, but it has no present intention to do so.

    Investors who meet the following criteria may be able to invest in the Fund:
    (i) existing shareholders invested in the Fund are permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the Shares held in a closed Fund account may be reallocated to a different form of ownership, which may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund Shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, currently offering the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) it is expected that participants in employer-sponsored retirement plans purchasing through platforms which currently offer the Fund, or the corresponding fund in another Janus investment trust (if applicable), as an investment option may direct contributions to the Fund through their plan, regardless of whether their plan invested in such Fund prior to its closing; (vi) Janus Capital encourages its employees to own Shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates
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    may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund; (vii) Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds) may invest in the Fund; and (viii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. Requests for new accounts into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Effective March 31, 2008, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Adviser Long/Short Fund:

  JANUS ADVISER LONG/SHORT FUND

    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.

    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. Prior to joining Janus Capital in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

Effective March 31, 2008, references to Daniel Kozlowski are deleted.

                Please retain this Supplement with your records.